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EXHIBIT INDEX

Exhibit                                                          Page

(4)-1    First Supplemental Indenture, dated as of         Incorporated herein
         May 4, 1992, between TRINOVA Corporation          by reference
         and NBD Bank, N.A., with respect to the
         issuance of $75,000,000 aggregate principal amount of TRINOVA Corporation 7.95% Notes
         Due 1997, filed as Exhibit (4)-1 Form SE filed on May 6, 1992

(4)-2    7.95% Notes Due 1997, issued pursuant to          Incorporated herein
         the Indenture, dated as of January 28,            by reference
         1988, between TRINOVA Corporation and NBD
         Bank, N.A. (formerly National Bank of
         Detroit), as supplemented by the First
         Supplemental Indenture, dated as of May 4,
         1992, between TRINOVA Corporation and NBD
         Bank, N.A., filed as Exhibit (4)-2 to
         Form SE filed on May 6, 1992

(4)-3    Officers' Certificate of TRINOVA                  Incorporated herein
         Corporation, dated May 4, 1992, pursuant          by reference
         to Section 2.01 of the Indenture, dated
         as of January 28, 1988, between TRINOVA
         Corporation and NBD Bank, N.A. (formerly
         National Bank of Detroit), as supplemented by the First Supplemental Indenture, dated as of May 4, 1992, between TRINOVA
         Corporation and NBD Bank, N.A., filed as
         Exhibit (4)-3 to Form SE filed on May 6, 1992

(4)-4    Rights Agreement, dated January 26, 1989,         Incorporated herein
         between TRINOVA Corporation and First             by reference
         Chicago Trust Company of New York filed as
         Exhibit (2) to Form 8-A filed on January 27,
         1989, as amended by the First Amendment to Rights Agreement filed as Exhibit (5) to
         Form 8 filed on July 1, 1992

(4)-5    Form of Share Certificate for Common              Incorporated herein
         Shares, $5 par value, of TRINOVA                  herein by reference
         Corporation, filed as Exhibit (4)-2 to
         Form SE filed on July 1, 1992

(4)-6    Fiscal Agency Agreement, dated as of              Incorporated herein
         October 26, 1987, between TRINOVA                 by reference
         Corporation, as Issuer, and Bankers Trust
         Company, as Fiscal Agent, with respect to $100,000,000 aggregate principal amount of
         TRINOVA Corporation 6% Convertible
         Subordinated Debentures Due 2002, filed
         as Exhibit (4)-1 to Form SE filed on
         March 18, 1993

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(4)-7    Indenture, dated as of January 28, 1988,          Incorporated herein
         between TRINOVA Corporation and NBD Bank,         by reference
         N.A. (formerly National Bank of Detroit), with respect to the issuance of $50,000,000 aggregate principal amount of
         TRINOVA Corporation 9.55% Senior Sinking
         Fund Debentures Due 2018, and the issuance of $75,000,000 aggregate principal amount of TRINOVA Corporation 7.95% Notes Due 1997, filed as Exhibit (4)-2 to Form SE filed on March 18, 1993

(5)      Neither an opinion of counsel concerning          Incorporated herein
         compliance with the requirements of ERISA nor     by reference
         an Internal Revenue Service determination letter that the Plan is qualified under
         Section 401 of the Internal Revenue Code is included hereunder based on provisions of
         Item 8 of Form S-8. The Registrant hereby undertakes to submit the Plan and any amendments thereto to the Internal Revenue Service ("IRS") in a timely manner, and to make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code.

(23)     Consent of Independent Auditors                             13

(24)     Powers of Attorney                                        14 - 20